Exhibit 32

CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of Azenta, Inc., a Delaware corporation (the “Company”), does hereby certify, to the best of such officer’s knowledge and belief, that:

(1) The Quarterly Report on Form 10-Q for the quarter ended December 31, 2022 of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 9, 2023	/S/ STEPHEN S. SCHWARTZ
Stephen S. Schwartz
Director and Chief Executive Officer
(Principal Executive Officer)

Dated: February 9, 2023	/S/ LINDON G. ROBERTSON
Lindon G. Robertson
Executive Vice President and
Chief Financial Officer
(Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Azenta, Inc. and will be retained by Azenta, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.